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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 15, 2004
                                 Date of Report
                        (Date of earliest event reported)



                             MAN SANG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

              NEVADA                   000-20877               87-0539570
 (State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

         21ST FLOOR, RAILWAY PLAZA, 39 CHATHAM ROAD SOUTH, TSIMSHATSUI,
               (Address of principal executive offices) (Zip Code)

                                 (852) 2317 5300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OR ACQUISITION OR DISPOSITION OF ASSETS

On September 15, 2004, Swift Millions Limited, a subsidiary of Man Sang Holdings, Inc., completed the sale of an office building located at 8/F., Harcourt House, No. 39 Gloucester Road, Wanchai, Hong Kong to Pittsburg Finance Ltd, a body corporate incorporated in the British Virgin Islands for total consideration of approximately HK$71.6 million paid in cash. There is no material relationship between Pittsburg Finance Ltd and Man Sang Holdings Inc. or any of its affiliates, any of its directors or officers, or associates of any director or officers.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated September 15, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       September 15, 2004

                                       By: /s/     CHENG Tai Po
                                           -------------------------------------
                                       CHENG Tai Po
                                       Vice Chairman of the Board